Exhibit 10.12

GROUND LEASE ASSIGNMENT AGREEMENT

THIS GROUND LEASE ASSIGNMENT AGREEMENT (this "Assignment") dated as of the 1st day of October, 2015, by and between O'CONNOR/REALVEST MILFORD LLC ("Assignor") and IREIT MILFORD MARKETPLACE, L.L.C. ("Assignee").

WHEREAS, Assignor and Assignee's predecessor in interest entered into that certain Purchase and Sale Agreement and Escrow Instructions dated as of August 21, 2015, as amended and assigned, (the "Agreement"), for the sale and purchase of Assignor's interests under that certain Ground Lease dated May 31, 2006, by and between B.L.R. Realty Company, a Connecticut corporation, and 1620-34 Boston Post Road, LLC, a Connecticut limited liability company, as lessor, and Milford Marketplace, LLC, as lessee, as predecessor in interest to Assignor, recorded in the Milford Land Records (the "Records") in Book 3094, Page 482, as evidenced by that certain Notice of Lease dated May 31, 2006, recorded in the Records in Book 3094, Page 478; as amended by that certain Amendment of Lease dated October 1, 2006, as evidenced by that certain Amended Notice of Lease dated March 16, 2010, recorded in the Records in Book 3346, Page 41; as amended by that certain Letter Agreement dated April 21, 2010; as assigned by that certain Assignment and Assumption of Ground Lease dated December 17, 2010, recorded in the Records in Book 3391, Page 216 (collectively, the "Ground Lease");

WHEREAS, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in and to the Ground Lease as hereinafter provided; and

WHEREAS, Assignee desires to accept the assignment and assume the duties and obligations of Assignor with respect to the Ground Lease;

NOW, THEREFORE, in accordance with the Agreement and in consideration of the sum of Ten Dollars ($10.00), the sufficiency and receipt of which are hereby acknowledged, the parties do hereby covenant and agree as follows and take the following actions:

1. In Assignor does hereby assign, transfer, set over and deliver unto Assignee all of the Assignor's right, title and interest, in and to, all of its right, title and interest in and to the Ground Lease. Assignor hereby agrees that such assignment is and shall be irrevocable, unconditional and shall survive and shall not be affected by the subsequent dissolution, bankruptcy or insolvency of Assignor.

2. Assignee hereby accepts the foregoing assignment of the Ground Lease and hereby assumes all duties and obligations of Assignor with respect to the Ground Lease, to the extent such duties and obligations arise or accrue from and after the date of this Assignment.

3. This Assignment is made without any express or implied warranty of any kind, expect as explicitly set forth in the Agreement.

4. This Assignment shall be (a) binding upon, and inure to the benefit of, the parties to this Assignment and their respective successors and assigns, and (b) construed in accordance with the laws of the State of Connecticut, without regard to the application of choice of law principles.

5. This Assignment may be executed in several counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, this Assignment Agreement has been signed, sealed and delivered by the parties as of the date first above written.

ASSIGNOR: O’CONNOR/REALVEST MILFORD LLC, a Delaware limited liability company

By:	O’CONNOR/REALVEST RETAIL HOLDING COMPANY LLC, a Delaware limited liability company, its sole member

	By:	OC-RV RETAIL LLC, a Delaware limited liability company, its managing member

		By:	/s/ William Q. O’Connor
		Name:	William Q. O’Connor
		Title:	President

ASSIGNEE: IREIT MILFORD MARKETPLACE, L.L.C., a Delaware limited liability company

By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ David Z. Lichterman
	Name:	David Z. Lichterman
	Its:	Vice President, Treasurer & CAO

STATE OF NEW YORK	)
) ss:
COUNTY OF NEW YORK	)

On the 30th day of September in the year 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared William Q. O'Connor, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the entity upon behalf of which the individual acted, executed the instrument.

WITNESS my hand and official seal the day and year last above written

My commission expires:

/s/ Angela Cotrone

Notary Public

[Seal]

STATE OF ILLINOIS	)
) ss:
COUNTY OF DUPAGE	)

On the 30th day of September in the year 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared David Z. Lichterman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the entity upon behalf of which the individual acted, executed the instrument.

WITNESS my hand and official seal the day and year last above written

My commission expires:

/s/ Susan Metzler

Notary Public

[Seal]\